April 27, 2021 2021 ANNUAL SHAREHOLDERS MEETING A Company Built to Withstand the Test Of Time Exhibit 99.2

Business Meeting 2020 Results Why UMB? Questions & Answers 1st Quarter 2021 Agenda

2021 Annual Meeting of Shareholders 3 Business Meeting Agenda Introduction of the Board of Directors Independent Registered Public Accounting Firm Appointment of Inspector of Election Presentation of List of Shareholders as of Record Date Report of Quorum Opening of the Polls and Review of Proposals Election of Directors Advisory Vote on Executive Compensation Ratification of Appointment of KPMG as Independent Registered Public Accounting Firm Closing of Polls and Preliminary Results

Board of Directors 4 Robin Beery AC, CC (Chair), RC Tim Murphy CC, GC Janine Davidson CC, GC Tammy Peterman RC K.C. Gallagher AC, RC Kris Robbins AC, RC (Chair) Greg Graves Lead Independent Director, GC (Chair) Josh Sosland GC, RC Mariner Kemper Chairman of the Board Leroy Williams CC, RC Sandy Kemper Jim Rine Advisory Director Gordon Lansford AC (Chair), CC Tom Wood Advisory Director AC = Audit Committee; CC = Compensation Committee; GC = Governance Committee RC = Risk Committee

Board of Directors 5 A Special “Thank you” Paul Uhlmann Paul Uhlmann has retired from the board after 21 years of service to UMB.

Business Meeting 2021 Annual Meeting of Shareholders

Agenda Business Meeting 2020 Results Why UMB? Questions & Answers 1st Quarter 2021

2020 Results Net Income 8 Diluted Earnings Per Share (“EPS”) Pre-Tax, Pre-Provision (“PTPP”) Income Net Income All comparisons are full-year 2020 as compared to full-year 2019. (1) 2019 $243.6 million 2020 $286.5 million $318.8 million $469.4 million 2019 2020 Primary drivers of net income growth of $42.9 million: Improved noninterest income +$133.4mm, due largely to A $108.8mm gain on the successful investment in Tattooed Chef; and Increased revenue in several businesses, including fund services, corporate trust and investment banking. Higher net interest income +$60.3mm, related to strong asset growth, the lower rate environment and proactive balance sheet management. Partially offset by: Increased expense for provision for credit losses +$97.7mm due to the implementation of a required accounting standard changing the way banks account for potential loan losses; and Expense growth +$43.1mm, driven largely by employee incentives tied to improved volumes and overall positive company performance, along with increased operational losses, added equipment expense for our investments to support growth and an increase of $1.3mm in charitable contributions. Non-GAAP measure. See reconciliations and additional information beginning on slide 28. (2) 2018 EPS presented on a continuing operations basis. +17.6% +47.2% (2)

9 2020 Results Earnings Summary Dollars in thousands, except per share amounts. The Company adopted ASU 2016-13 as of 1/1/2020. (2) Non-GAAP measure. See reconciliations and additional information beginning on slide 28.

2020 Results Balance Sheet Metrics 10 Total Deposits Total Loans (1) 2019 $12.8 billion 2020 $14.1 billion PPP loans are excluded from 2020 total loan balances. (2) Peer median source: S&P Global. Peer median total loans increased 2.0% (2) Peer median total deposits increased 20.8% (2) Loan–to–Deposit Ratio as of December 31, 2020 UMBF Peer Median (2) All comparisons are full-year 2020 as compared to full-year 2019. +10.4% +20.1% 61% 81%

Agenda Business Meeting 2020 Results Why UMB? Questions & Answers 1st Quarter 2021

12 First Quarter 2021 Results At-A-Glance Diluted Earnings Per Share (“EPS”) 2Q 3Q 4Q 1Q All comparisons are first quarter 2021 as compared to first quarter 2020. PPP loans are excluded from total loan balance. (2) 2018 EPS presented on a continuing operations basis. $3.94 $4.96 $5.93 or $1.91 per diluted share $92.6mm NET INCOME Strong credit quality metrics Net charge-offs 0.13% of average loans +10.6% NONINTEREST INCOME +9.7% AVERAGE LOANS (1) +28.8% AVERAGE DEPOSITS (2)

Agenda Business Meeting 2020 Results Why UMB? Questions & Answers 1st Quarter 2021

“We are at our best when our customers need us most.” Why UMB We have built a reputation of resilience for doing the right things for the people we serve. We have endured - and thrived - because we have built a company designed to perform in all economic cycles. UMB is a company built to withstand the test of time.

15 A company built to withstand the test of time. Beyond The Numbers Our Culture Customers First We do the unparalleled to create an environment that consistently exceeds the expectations of our customers. Integrity & Trust We demonstrate our uncompromising honesty and integrity to earn the trust of everyone we serve. Performance & Strength We achieve sustainable greatness by delivering on our promise, remaining independent and maintaining financial soundness. Associate Spirit We rely upon our people and their collective attitude and skills to differentiate us from our competitors. Inclusion & Diversity We believe an inclusive and diverse culture energizes the workplace and ignites innovation. Our Values Our Commitment Our Vision

16 (1) Balances exclude PPP loans. (2) Includes consumer loans plus residential real estate loans to retail and private banking clients. Balances as of December 31, 2020. Our Business Model Diverse By Design Commercial Consumer Commercial & Personal Banking Services 2020 Annual Revenue: $929 million Deposits: $16.7 billion Private Wealth $2.1B in loans (2) $6.6B in deposits AUM = $11.1B AUA = $3.8B Institutional Banking Services 2020 Annual Revenue: $362 million Deposits: $10.3 billion Retail deposit and lending services through 91 branches and online Small business banking Consumer mortgage Private banking services Financial planning Investment management Trust and estate planning Family office Business exit planning Institutional Banking provides solutions for the entire marketplace. $362 billion in AUA. Corporate Trust & Escrow Services Bond trustee & agency services Distressed Debt Default workout & successor trustee services Fund Services Fund accounting, administration, transfer agency & custody Institutional Custody Domestic & international custody services Capital Markets Fixed income sales & trading Public finance Investor Solutions Banking, cash management & specialty services for financial firms Healthcare Services Health savings accounts - $2.5B in deposits Healthcare payment solutions HSA Saver program - $658mm in assets

17 Built for the Ages Our Runway for Growth Opportunity to continue relative outperformance in loan growth Peer-leading levels of fee income Attractive deposit base Solid capital and liquidity positions support growth objectives Differentiated net interest income growth Unwavering credit standards and time-tested underwriting philosophy Focus on returning value to shareholders

18 0.49% 0.25% 0.16% 0.74% 0.36% 0.16% 1.18% 0.79% 0.55% 0.50% 0.22% 0.13% UMB traditional peer group (15 banks); Source: S&P Global. (2) All FDIC-insured institutions; Source: FDIC Annual Statistics. Our History of Strong, Resilient Credit Net Charge-Offs / Average Loans Nonperforming Loans / Loans 15 Year Average 0.30% 15 Year Average 0.43% 2020 Net Charge-offs 0.13% Of avg. loans 2020 Nonperforming Loans 0.55% Of loans

Outperformance Building Long-Term Value 19 15-Year Compounded Annual Growth Rates 2005 – 2020 *KBW Nasdaq Regional Bank Index (50 banks); **UMB traditional peer group (15 banks); ***All publicly-traded banks with data reported for both 2005 and 2020. Source: S&P Global. (1) Non-GAAP measure. See reconciliations and additional information beginning on slide 28.

20 Sustained Growth Returning Value to Shareholders Dividends adjusted for 2-for-1 stock split in 2006. Annual Dividends Declared (1) Total 2020 = $1.25 +3.3% Year-over-year +228.9%

21 Stock Performance Returning Value to Shareholders (1) Median total return of the 50 banks included in the KBW Nasdaq Bank Index; Chart Source: S&P Global. Total Shareholder Return April 2020 – April 2021

22 Stock Performance Returning Value to Shareholders (1) Median total return of the 50 banks included in the KBW Nasdaq Bank Index; Chart Source: S&P Global. Total Shareholder Return April 2006 – April 2021 Total Shareholder Return April 2006 – April 2021

2020 Corporate Citizenship Report 23 Corporate Citizenship Report

Corporate Citizenship
Our Commitment

UMB

Inclusion & Diversity

We want our company to be as diverse as the world we live in.

- Eight Business Resource Groups ("BRGs) help us understand the needs of our associates, customers and communities
- Our BRGs provide opportunities to listen, learn and turn empathy into action
- Unconscious bias training is embedded throughout manager development offerings
- In 2020, 29% of all UMB hires were people of color, 47% were women and 8% were veterans
- 50% diversity among leadership team

Strong Corporate Governance

Effective governance programs help achieve business goals and drive stakeholder value.

- 12-person board of directors, with 10 independent members
- 33% board diversity
- Deliberate selection criteria which includes diversity standards in the board nomination process
- Robust risk oversight with distinct risk management committees: enterprise risk, asset and liability, and credit
- Closely analyzed and competitive compensation practices

Community Impact

Associate volunteerism and corporate philanthropy help build strong community partnerships.

- 1,000+ participants in our workplace giving campaign supporting qualified nonprofits
- UMB's Matching Gift Program utilization increased 380% from 2019 to 2020
- $2.6mm+ in donations and sponsorships in 2020
- UMB Market went virtual, with videos and worksheets to help children learn about healthy shopping on a budget

Efficient & Sensible Resource Use

UMB recognizes the undeniable importance of sustainable business practices.

- 74 UMB buildings use automated systems designed to conserve energy
- More than 161,000 kilowatt hours generated by solar panels
- Energy-efficient lighting programs saved more than 189K kilowatt hours
- Recycled 13,350 pounds of comingled materials and 308 pounds of batteries

Read our 2020 Corporate Citizenship Report at UMB.com/CorporateCitizenship

24

Questions & Answers 2021 Annual Meeting of Shareholders

Appendix 2021 Annual Meeting of Shareholders

27 Forward-Looking Statements This presentation contains, and our other communications may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. All forward-looking statements are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Our actual future objectives, strategies, plans, prospects, performance, condition, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events, circumstances, or aspirations to differ from those in forward-looking statements are described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (SEC). In addition to such factors that have been disclosed previously, the COVID-19 pandemic (the “pandemic”) may also cause actual results or other future events, circumstances, or aspirations to differ from our forward-looking statements. The pandemic has created a global public-health crisis that has resulted in widespread volatility and deteriorations in household, business, economic, and market conditions. It is currently adversely affecting the company and its customers, counterparties, employees, and third-party service providers, and the continued adverse impacts on our business, financial position, results of operations, and prospects could be significant. We are not able to accurately predict the extent of the impact of the pandemic on our capital, liquidity, and other financial positions and on our business, results of operations, and prospects at this time, and we believe it will depend on a number of evolving factors, including: (i) the duration, extent and severity of the pandemic; (ii) the response of governmental and non-governmental authorities to the pandemic, which is rapidly changing and not always coordinated or consistent across jurisdictions; (iii) the effect of the pandemic on our customers, counterparties, employees and third-party service providers, which may vary widely, and which is generally expected to increase our credit, operational, and other risks and (iv) the effect of the pandemic on economies and markets, which in turn could adversely affect, among other things, the origination of new loans and the performance of our existing loans. The pandemic is also expected to have a significant impact on our current expected credit loss (CECL) calculation and related provision under a new accounting standard that we were required to adopt in January 2020. The CECL calculation includes periodic estimates of the net amount expected to be collected over the contractual term of certain financial assets, and requires us to take into account, among other things, economic conditions forecasted over the life of the financial asset, including the current and anticipated effects of the pandemic. Any forward-looking statement should be evaluated in light of these considerations. Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except to the extent required by applicable securities laws. You, however, should consult disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, or other applicable document that is filed or furnished with the SEC.

28 Non-GAAP Reconciliations In this presentation, we provide information about pre-tax pre-provision income, net operating income, operating earnings per share-diluted (operating EPS-diluted), pre-tax, pre-provision earnings per share-diluted (PTPP EPS), and tangible book value per share, all of which are non-GAAP financial measures. This information supplements the results that are reported according to generally accepted accounting principles in the United States (GAAP) and should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between the non-GAAP financial measures and the nearest comparable GAAP financial measures are reconciled on the next 2 slides. The Company believes that these non-GAAP financial measures and the reconciliations may be useful to investors because they adjust for acquisition-, severance-, and COVID-19 related items that management does not believe reflect the Company’s fundamental operating performance. COVID-19 related expense includes hazard pay for branch associates, computer hardware expense to support associates working remotely, and additional equipment, cleaning and janitorial supplies to protect the well-being of our associates and customers while on the Company’s premises. Pre-tax pre-provision income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding income tax and provision expense. Net operating income for the relevant period is defined as GAAP net income, adjusted to reflect the impact of excluding expenses related to acquisitions, severance expense, COVID-19 related expense, and the cumulative tax impact of these adjustments. Operating EPS-diluted is calculated as diluted earnings per share as reported, adjusted to reflect, on a per share basis, the impact of excluding the non-GAAP adjustments described above for the relevant period. Tangible book value per share is defined as the Company’s total shareholders’ equity, net of intangible assets, divided by total shares outstanding.

29 Non-GAAP Reconciliations Pre-Tax, Pre-Provision Income Dollars in thousands, except per share amounts, unaudited. Tangible Book Value (1) Share count for December 31, 2005, was adjusted for Company’s 2-for-1 stock split on May 31, 2006.

30 Non-GAAP Reconciliations (1) Calculated using the Company's marginal tax rate of 22.2%. Net Operating Income Dollars in thousands, except per share amounts, unaudited.